Exhibit 4.2

Execution Version

PFIZER INVESTMENT ENTERPRISES PTE. LTD.,

as Issuer

PFIZER INC.,

as Parent Guarantor

and

THE BANK OF NEW YORK MELLON,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of May 19, 2023

to

INDENTURE

Dated as of May 19, 2023

4.650% Notes due 2025

4.450% Notes due 2026

4.450% Notes due 2028

4.650% Notes due 2030

4.750% Notes due 2033

5.110% Notes due 2043

5.300% Notes due 2053

5.340% Notes due 2063

-i-

ARTICLE EIGHT

GENERAL TERMS AND CONDITIONS OF THE 2053 NOTES

Section 801. Designation and Principal Amount	10
Section 802. Maturity	10
Section 803. Further Issues	10
Section 804. Global Notes	10
Section 805. Interest	10
Section 806. Authorized Denominations	11
Section 807. Redemption	11
Section 808. Appointment of Agents	11
Section 809. Parent Guarantee	11

ARTICLE NINE

GENERAL TERMS AND CONDITIONS OF THE 2063 NOTES

Section 901. Designation and Principal Amount	11
Section 902. Maturity	11
Section 903. Further Issues	11
Section 904. Global Notes	11
Section 905. Interest	12
Section 906. Authorized Denominations	12
Section 907. Redemption	12
Section 908. Appointment of Agents	12
Section 909. Parent Guarantee	12

ARTICLE TEN

OPTIONAL REDEMPTION; REDEMPTION FOR TAX REASONS; NO SINKING FUND

Section 1001. Optional Redemption by Company	12
Section 1002. Par Call	18
Section 1003. Redemption for Tax Reasons	18
Section 1004. No Sinking Fund	18

ARTICLE ELEVEN

SPECIAL MANDATORY REDEMPTION

ARTICLE TWELVE

FORM OF NOTES

Section 1201. Form of 2025 Note	20
Section 1202. Form of 2026 Note	20

Section 1203. Form of 2028 Note	20
Section 1204. Form of 2030 Note	20
Section 1205. Form of 2033 Note	20
Section 1206. Form of 2043 Note	20
Section 1207. Form of 2053 Note	20
Section 1208. Form of 2063 Note	20

ARTICLE THIRTEEN

ORIGINAL ISSUE AMOUNT OF NOTES

Section 1301. Original Issue Amount of the 2025 Notes	21
Section 1302. Original Issue Amount of the 2026 Notes	21
Section 1303. Original Issue Amount of the 2028 Notes	21
Section 1304. Original Issue Amount of the 2030 Notes	21
Section 1305. Original Issue Amount of the 2033 Notes	21
Section 1306. Original Issue Amount of the 2043 Notes	21
Section 1307. Original Issue Amount of the 2053 Notes	21
Section 1308. Original Issue Amount of the 2063 Notes	21

ARTICLE FOURTEEN

PAYMENT OF ADDITIONAL AMOUNTS

Section 1401. Payment of Additional Amounts	22
Section 1402. General	23

ARTICLE FIFTEEN

MISCELLANEOUS

Section 1501. Ratification of Indenture	23
Section 1502. Trustee Not Responsible for Recitals	23
Section 1503. Governing Law	24
Section 1504. Separability	24
Section 1505. Counterparts	24
Section 1506. Trust Indenture Act	24
Section 1507. Signatures	24
Section 1508. Tax Treatment	24

Exhibits
Exhibit A	Form of 2025 Note
Exhibit B	Form of 2026 Note
Exhibit C	Form of 2028 Note
Exhibit D	Form of 2030 Note
Exhibit E	Form of 2033 Note
Exhibit F	Form of 2043 Note

Exhibit G	Form of 2053 Note
Exhibit H	Form of 2063 Note

v

FIRST SUPPLEMENTAL INDENTURE, dated as of May 19, 2023 (the “First Supplemental Indenture”), among Pfizer Investment Enterprises Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer”), Pfizer Inc., a Delaware corporation, as guarantor (the “Parent Guarantor”), and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”).

WHEREAS, the Issuer and Parent Guarantor executed and delivered the indenture, dated as of May 19, 2023, to the Trustee (the “Indenture”), to provide for the issuance of the Issuer’s unsecured debentures, notes, bonds or other evidences of indebtedness (the “Securities”) in an unlimited aggregate principal amount to be issued from time to time in one or more series as provided therein and to provide for the guarantee of such Securities by the Parent Guarantor;

WHEREAS, pursuant to Section 14.01 of the Indenture, the Issuer and the Parent Guarantor desire to (a) provide for the issuance of (i) a new series of the Issuer’s Securities to be known as its 4.650% Notes due 2025 (the “2025 Notes”), (ii) a new series of the Issuer’s Securities to be known as its 4.450% Notes due 2026 (the “2026 Notes”), (iii) a new series of the Issuer’s Securities to be known as its 4.450% Notes due 2028 (the “2028 Notes”), (iv) a new series of the Issuer’s Securities to be known as its 4.650% Notes due 2030 (the “2030 Notes”), (v) a new series of the Issuer’s Securities to be known as its 4.750% Notes due 2033 (the “2033 Notes”), (vi) a new series of the Issuer’s Securities to be known as its 5.110% Notes due 2043 (the “2043 Notes”), (vii) a new series of the Issuer’s Securities to be known as its 5.300% Notes due 2053 (the “2053 Notes”) and (viii) a new series of the Issuer’s Securities to be known as its 5.340% Notes due 2063 (the “2063 Notes” and, together with the 2025 Notes, the 2026 Notes, the 2028 Notes, the 2030 Notes, the 2033 Notes, the 2043 Notes and the 2053 Notes, the “Notes”), (b) establish the forms and to set forth the terms of the Notes thereof, as provided in Section 3.01 of the Indenture, and (c) provide for the guarantee of the Notes by the Parent Guarantor (the “Guarantees”);

WHEREAS, (a) the Board of Directors of each of the Issuer and the Parent Guarantor, and the Securities Issuance Committee of the Parent Guarantor, in each case, pursuant to resolutions duly adopted, have duly authorized the issuance by the Issuer of $3,000,000,000 aggregate principal amount of 2025 Notes, $3,000,000,000 aggregate principal amount of 2026 Notes, $4,000,000,000 aggregate principal amount of 2028 Notes, $3,000,000,000 aggregate principal amount of 2030 Notes, $5,000,000,000 aggregate principal amount of 2033 Notes, $3,000,000,000 aggregate principal amount of 2043 Notes, $6,000,000,000 aggregate principal amount of 2053 Notes and $4,000,000,000 aggregate principal amount of 2063 Notes, and has authorized the proper officers and/or directors, as applicable, of the Issuer and the Parent Guarantor to execute any and all appropriate documents necessary or appropriate to effect such issuance and (b) the Board of Directors of the Parent Guarantor and the Securities Issuance Committee of the Parent Guarantor, pursuant to resolutions duly adopted, has duly authorized the Guarantees;

WHEREAS, the Issuer and the Parent Guarantor have requested that the Trustee execute and deliver this First Supplemental Indenture; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Issuer and the Parent Guarantor, in accordance with its terms, and to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee, the valid obligations of the Issuer, and to make the Guarantees the valid obligations of the Parent Guarantor, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 101. Definition of Terms. Unless the context otherwise requires:

(a) each term defined in the Indenture has the same meaning when used in this First Supplemental Indenture;

(b) each term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa; and

(d) headings are for convenience of reference only and do not affect interpretation.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE 2025 NOTES

Section 201. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.650% Notes due 2025,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2025 Notes to be issued on the date hereof is set forth in Article Thirteen herein.

Section 202. Maturity. The Stated Maturity of principal of the 2025 Notes is May 19, 2025.

Section 203. Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2025 Notes, issue additional 2025 Notes. Any such additional 2025 Notes will have the same ranking, interest rate, maturity date and other terms as the 2025 Notes herein provided for. Any such additional 2025 Notes, together with the 2025 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2025 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2025 Notes. The Issuer will not issue any additional 2025

Notes intended to form a single series with the 2025 Notes herein provided for unless such additional 2025 Notes will be fungible with the 2025 Notes herein provided for U.S. federal income tax purposes.

Section 204. Global Notes. Upon their original issuance, the 2025 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Issuer will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 205. Interest. The 2025 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 19, 2023 at the rate of 4.650% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from May 19, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 19 and November 19, beginning on November 19, 2023; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 or November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 206. Authorized Denominations. The 2025 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 207. Redemption. The 2025 Notes are subject to redemption at the option of the Issuer as described in Article Ten hereof and in connection with a Special Mandatory Redemption (as defined herein) as described in Article Eleven hereof.

Section 208. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2025 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

Section 209. Parent Guarantee. All of the Issuer’s obligations under the 2025 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in Article XV of the Indenture, and is incorporated herein by reference.

ARTICLE THREE

GENERAL TERMS AND CONDITIONS OF THE 2026 NOTES

Section 301. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.450% Notes due 2026,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2026 Notes to be issued on the date hereof is set forth in Article Thirteen herein.

Section 302. Maturity. The Stated Maturity of principal of the 2026 Notes is May 19, 2026.

Section 303. Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2026 Notes, issue additional 2026 Notes. Any such additional 2026 Notes will have the same ranking, interest rate, maturity date and other terms as the 2026 Notes herein provided for. Any such additional 2026 Notes, together with the 2026 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2026 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2026 Notes. The Issuer will not issue any additional 2026 Notes intended to form a single series with the 2026 Notes herein provided for unless such additional 2026 Notes will be fungible with the 2026 Notes herein provided for U.S. federal income tax purposes.

Section 304. Global Notes. Upon their original issuance, the 2026 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Issuer will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 305. Interest. The 2026 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 19, 2023 at the rate of 4.450% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from May 19, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 19 and November 19, beginning on November 19, 2023; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 or November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 306. Authorized Denominations. The 2026 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 307. Redemption. The 2026 Notes are subject to redemption at the option of the Issuer as described in Article Ten hereof and in connection with a Special Mandatory Redemption as described in Article Eleven hereof.

Section 308. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2026 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

Section 309. Parent Guarantee. All of the Issuer’s obligations under the 2026 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in XV of the Indenture, and is incorporated herein by reference.

ARTICLE FOUR

GENERAL TERMS AND CONDITIONS OF THE 2028 NOTES

Section 401. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.450% Notes due 2028,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2028 Notes to be issued on the date hereof is set forth in Article Thirteen herein.

Section 402. Maturity. The Stated Maturity of principal of the 2028 Notes is May 19, 2028.

Section 403. Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2028 Notes, issue additional 2028 Notes. Any such additional 2028 Notes will have the same ranking, interest rate, maturity date and other terms as the 2028 Notes herein provided for. Any such additional 2028 Notes, together with the 2028 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2028 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2028 Notes. The Issuer will not issue any additional 2028 Notes intended to form a single series with the 2028 Notes herein provided for unless such additional 2028 Notes will be fungible with the 2028 Notes herein provided for U.S. federal income tax purposes.

Section 404. Global Notes. Upon their original issuance, the 2028 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Issuer will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 405. Interest. The 2028 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 19, 2023 at the rate of 4.450% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from May 19, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 19 and November 19, beginning on November 19, 2023; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 or November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 406. Authorized Denominations. The 2028 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 407. Redemption. The 2028 Notes are subject to redemption at the option of the Issuer as described in Article Ten hereof and in connection with a Special Mandatory Redemption as described in Article Eleven hereof.

Section 408. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2028 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

Section 409. Parent Guarantee. All of the Issuer’s obligations under the 2028 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in Article XV of the Indenture, and is incorporated herein by reference.

ARTICLE FIVE

GENERAL TERMS AND CONDITIONS OF THE 2030 NOTES

Section 501. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.650% Notes due 2030,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2030 Notes to be issued on the date hereof is set forth in Article Thirteen herein.

Section 502. Maturity. The Stated Maturity of principal of the 2030 Notes is May 19, 2030.

Section 503. Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2030 Notes, issue additional 2030 Notes. Any such additional 2030 Notes will have the same ranking, interest rate, maturity date and other terms as the 2030 Notes herein provided for. Any such additional 2030 Notes, together with the 2030 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2030 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2030 Notes. The Issuer will not issue any additional 2030 Notes intended to form a single series with the 2030 Notes herein provided for unless such additional 2030 Notes will be fungible with the 2030 Notes herein provided for U.S. federal income tax purposes.

Section 504. Global Notes. Upon their original issuance, the 2030 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Issuer will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 505. Interest. The 2030 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 19, 2023 at the rate of 4.650% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from May 19, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 19 and November 19, beginning on November 19, 2023; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 or November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 506. Authorized Denominations. The 2030 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 507. Redemption. The 2030 Notes are subject to redemption at the option of the Issuer as described in Article Ten hereof and in connection with a Special Mandatory Redemption as described in Article Eleven hereof.

Section 508. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2030 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

Section 509. Parent Guarantee. All of the Issuer’s obligations under the 2030 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in Article XV of the Indenture, and is incorporated herein by reference.

ARTICLE SIX

GENERAL TERMS AND CONDITIONS OF THE 2033 NOTES

Section 601. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.750% Notes due 2033,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2033 Notes to be issued on the date hereof is set forth in Article Thirteen herein.

Section 602. Maturity. The Stated Maturity of principal of the 2033 Notes is May 19, 2033.

Section 603. Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2033 Notes, issue additional 2033 Notes. Any such additional 2033 Notes will have the same ranking, interest rate, maturity date and other terms as the 2033 Notes herein provided for. Any such additional 2033 Notes, together with the 2033

Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2033 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2033 Notes. The Issuer will not issue any additional 2026 Notes intended to form a single series with the 2033 Notes herein provided for unless such additional 2033 Notes will be fungible with the 2026 Notes herein provided for U.S. federal income tax purposes.

Section 604. Global Notes. Upon their original issuance, the 2033 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Issuer will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 605. Interest. The 2033 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 19, 2023 at the rate of 4.750% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from May 19, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 19 and November 19, beginning on November 19, 2023; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 or November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 606. Authorized Denominations. The 2033 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 607. Redemption. The 2033 Notes are subject to redemption at the option of the Issuer as described in Article Ten hereof.

Section 608. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2033 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

Section 609. Parent Guarantee. All of the Issuer’s obligations under the 2033 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in Article XV of the Indenture, and is incorporated herein by reference.

ARTICLE SEVEN

GENERAL TERMS AND CONDITIONS OF THE 2043 NOTES

Section 701. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the

“5.110% Notes due 2043,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2043 Notes to be issued on the date hereof is set forth in Article Thirteen herein.

Section 702. Maturity. The Stated Maturity of principal of the 2043 Notes is May 19, 2043.

Section 703. Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2043 Notes, issue additional 2043 Notes. Any such additional 2043 Notes will have the same ranking, interest rate, maturity date and other terms as the 2043 Notes herein provided for. Any such additional 2043 Notes, together with the 2043 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2043 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2043 Notes. The Issuer will not issue any additional 2043 Notes intended to form a single series with the 2043 Notes herein provided for unless such additional 2043 Notes will be fungible with the 2043 Notes herein provided for U.S. federal income tax purposes.

Section 704. Global Notes. Upon their original issuance, the 2043 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Issuer will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 705. Interest. The 2043 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 19, 2023 at the rate of 5.110% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from May 19, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 19 and November 19, beginning on November 19, 2023; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 or November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 706. Authorized Denominations. The 2043 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 707. Redemption. The 2043 Notes are subject to redemption at the option of the Issuer as described in Article Ten hereof and in connection with a Special Mandatory Redemption as described in Article Eleven hereof.

Section 708. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2043 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

Section 709. Parent Guarantee. All of the Issuer’s obligations under the 2043 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in Article XV of the Indenture, and is incorporated herein by reference.

ARTICLE EIGHT

GENERAL TERMS AND CONDITIONS OF THE 2053 NOTES

Section 801. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.300% Notes due 2053,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2053 Notes to be issued on the date hereof is set forth in Article Thirteen herein.

Section 802. Maturity. The Stated Maturity of principal of the 2053 Notes is May 19, 2053.

Section 803. Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2053 Notes, issue additional 2053 Notes. Any such additional 2053 Notes will have the same ranking, interest rate, maturity date and other terms as the 2053 Notes herein provided for. Any such additional 2053 Notes, together with the 2053 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2053 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2053 Notes. The Issuer will not issue any additional 2053 Notes intended to form a single series with the 2053 Notes herein provided for unless such additional 2053 Notes will be fungible with the 2053 Notes herein provided for U.S. federal income tax purposes.

Section 804. Global Notes. Upon their original issuance, the 2053 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Issuer will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 805. Interest. The 2053 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 19, 2023 at the rate of 5.300% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from May 19, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 19 and November 19, beginning on November 19, 2023; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 or November 1 (whether or not a Business Day) immediately preceding the relevant Interest

Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 806. Authorized Denominations. The 2053 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 807. Redemption. The 2053 Notes are subject to redemption at the option of the Issuer as described in Article Ten hereof.

Section 808. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2053 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

Section 809. Parent Guarantee. All of the Issuer’s obligations under the 2053 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in Article XV of the Indenture, and is incorporated herein by reference.

ARTICLE NINE

GENERAL TERMS AND CONDITIONS OF THE 2063 NOTES

Section 901. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.340% Notes due 2063,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2063 Notes to be issued on the date hereof is set forth in Article Thirteen herein.

Section 902. Maturity. The Stated Maturity of principal of the 2063 Notes is May 19, 2063.

Section 903. Further Issues. The Issuer may from time to time, without the consent of the Holders of the 2063 Notes, issue additional 2063 Notes. Any such additional 2063 Notes will have the same ranking, interest rate, maturity date and other terms as the 2063 Notes herein provided for. Any such additional 2063 Notes, together with the 2063 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2063 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2063 Notes. The Issuer will not issue any additional 2063 Notes intended to form a single series with the 2063 Notes herein provided for unless such additional 2063 Notes will be fungible with the 2063 Notes herein provided for U.S. federal income tax purposes.

Section 904. Global Notes. Upon their original issuance, the 2063 Notes will be represented by one or more Global Securities registered in the name of Cede & Co.,

the nominee of DTC. The Issuer will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 905. Interest. The 2063 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 19, 2023 at the rate of 5.340% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from May 19, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 19 and November 19, beginning on November 19, 2023; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 or November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 906. Authorized Denominations. The 2063 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 907. Redemption. The 2063 Notes are subject to redemption at the option of the Issuer as described in Article Ten hereof and in connection with a Special Mandatory Redemption as described in Article Eleven hereof.

Section 908. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the 2063 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

Section 909. Parent Guarantee. All of the Issuer’s obligations under the 2063 Notes and/or the Indenture will be unconditionally and irrevocably guaranteed by the Parent Guarantor. The form of Guarantee is included in Article XV of the Indenture, and is incorporated herein by reference.

ARTICLE TEN

OPTIONAL REDEMPTION; REDEMPTION FOR TAX REASONS; NO SINKING FUND

Section 1001. Optional Redemption by Company.

(a) At the Issuer’s option, the 2025 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to the Stated Maturity of the 2025 Notes (the date of any such redemption a “2025 Redemption Date”), at a redemption price (the “2025 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the 2025 Notes discounted to the 2025 Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2025 Notes to be redeemed on the relevant 2025 Redemption Date,

plus, in each of the cases of (a)(i) and (a)(ii) above, accrued and unpaid interest on the 2025 Notes being redeemed to, but excluding, such 2025 Redemption Date.

(b) At the Issuer’s option, the 2026 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to April 19, 2026 (one month prior to the Stated Maturity of the 2026 Notes (the “2026 Par Call Date”; and the date of any such redemption a “2026 Redemption Date”)), at a redemption price (the “2026 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the 2026 Notes discounted to the 2026 Redemption Date (assuming such 2026 Notes matured on the 2026 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2026 Notes to be redeemed on the relevant 2026 Redemption Date,

plus, in each of the cases of (b)(i) and (b)(ii) above, accrued and unpaid interest on the 2026 Notes being redeemed to, but excluding, such 2026 Redemption Date.

(c) At the Issuer’s option, the 2028 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to April 19, 2028 (one month prior to the Stated Maturity of the 2028 Notes (the “2028 Par Call Date”; and the date of any such redemption a “2028 Redemption Date”)), at a redemption price (the “2028 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the 2028 Notes discounted to the 2028 Redemption Date (assuming such 2028 Notes matured on the 2028 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2028 Notes to be redeemed on the relevant 2028 Redemption Date,

plus, in each of the cases of (c)(i) and (c)(ii) above, accrued and unpaid interest on the 2028 Notes being redeemed to, but excluding, such 2028 Redemption Date.

(d) At the Issuer’s option, the 2030 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to March 19, 2030 (two months prior to the Stated Maturity of the 2030 Notes (the “2030 Par Call Date”; and the date of any such redemption a “2030 Redemption Date”)), at a redemption price (the “2030 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the 2030 Notes discounted to the 2030 Redemption Date (assuming such 2030 Notes matured on the 2030 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2030 Notes to be redeemed on the relevant 2030 Redemption Date,

plus, in each of the cases of (d)(i) and (d)(ii) above, accrued and unpaid interest on the 2030 Notes being redeemed to, but excluding, such 2030 Redemption Date.

(e) At the Issuer’s option, the 2033 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to February 19, 2033 (three months prior to the Stated Maturity of the 2033 Notes (the “2033 Par Call Date”; and the date of any such redemption a “2033 Redemption Date”)), at a redemption price (the “2033 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the 2033 Notes discounted to the 2033 Redemption Date (assuming such 2033 Notes matured on the 2033 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2033 Notes to be redeemed on the relevant 2033 Redemption Date,

plus, in each of the cases of (e)(i) and (e)(ii) above, accrued and unpaid interest on the 2033 Notes being redeemed to, but excluding, such 2033 Redemption Date.

(f) At the Issuer’s option, the 2043 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to November 19, 2042 (six months prior to the Stated Maturity of the 2043 Notes (the “2043 Par Call Date”; and the date of any such redemption a “2043 Redemption Date”)), at a redemption price (the “2043

Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the 2043 Notes discounted to the 2043 Redemption Date (assuming such 2043 Notes matured on the 2043 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2043 Notes to be redeemed on the relevant 2043 Redemption Date,

plus, in each of the cases of (f)(i) and (f)(ii) above, accrued and unpaid interest on the 2043 Notes being redeemed to, but excluding, such 2043 Redemption Date.

(g) At the Issuer’s option, the 2053 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to November 19, 2052 (six months prior to the Stated Maturity of the 2053 Notes (the “2053 Par Call Date”; and the date of any such redemption a “2053 Redemption Date”)), at a redemption price (the “2053 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the 2053 Notes discounted to the 2053 Redemption Date (assuming such 2053 Notes matured on the 2053 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2053 Notes to be redeemed on the relevant 2053 Redemption Date,

plus, in each of the cases of (g)(i) and (g)(ii) above, accrued and unpaid interest on the 2053 Notes being redeemed to, but excluding, such 2053 Redemption Date.

(h) At the Issuer’s option, the 2063 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to November 19, 2062 (six months prior to the Stated Maturity of the 2063 Notes (the “2063 Par Call Date” and, together with the 2026 Par Call Date, the 2028 Par Call Date, the 2030 Par Call Date, the 2033 Par Call Date, the 2043 Par Call Date and the 2053 Par Call Date, each a “Par Call Date,” as applicable; and the date of any such redemption a “2063 Redemption Date” and, together with the 2025 Redemption Date, 2026 Redemption Date, the 2028 Redemption Date, the 2030 Redemption Date, the 2033 Redemption Date, the 2043 Redemption Date and the 2053 Redemption Date, each a “Redemption Date,” as applicable)), at a redemption price (the “2063 Redemption Price” and, together with the 2025 Redemption Price, 2026 Redemption Price, the 2028 Redemption Price, the 2030 Redemption Price, the 2033 Redemption Price, the 2043 Redemption Price and the 2053 Redemption Price, each a “Redemption Price,”

as applicable) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the 2063 Notes discounted to the 2063 Redemption Date (assuming such 2063 Notes matured on the 2063 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(ii) 100% of the principal amount of the 2063 Notes to be redeemed on the relevant 2063 Redemption Date,

plus, in each of the cases of (h)(i) and (h)(2) above, accrued and unpaid interest on the 2063 Notes being redeemed to, but excluding, such 2063 Redemption Date.

(i) Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 4.03 of the Indenture. If the Issuer has given notice of redemption as provided in the Indenture and funds for the redemption of the Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date (unless the Issuer defaults in the payment of the Redemption Price and accrued and unpaid interest). Any interest accrued to such Redemption Date will be paid as specified in such notice.

(j) The following defined terms used in this Article Ten shall, unless the context otherwise requires, have the meanings specified below.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the applicable Redemption Date to the applicable Par Call Date (or, in the case of the 2025 Notes, the Stated Maturity of the 2025 Notes) (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the applicable

Remaining Life – and shall interpolate to the applicable Par Call Date (or, in the case of the 2025 Notes, the Stated Maturity of the 2025 Notes) on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the applicable Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable Redemption Date.

If on the third Business Day preceding the applicable Redemption Date H.15 is no longer published, the Issuer shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date (or, in the case of the 2025 Notes, the Stated Maturity of the 2025 Notes), as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date (or, in the case of the 2025 Notes, the Stated Maturity of the 2025 Notes) but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date (or, in the case of the 2025 Notes, the Stated Maturity of the 2025 Notes), one with a maturity date preceding the applicable Par Call Date (or, in the case of the 2025 Notes, the Stated Maturity of the 2025 Notes) and one with a maturity date following the applicable Par Call Date (or, in the case of the 2025 Notes, the Stated Maturity of the 2025 Notes), the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date (or, in the case of the 2025 Notes, the Stated Maturity of the 2025 Notes). If there are two or more United States Treasury securities maturing on the appliable Par Call Date (or, in the case of the 2025 Notes, the Stated Maturity of the 2025 Notes) or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the applicable Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

(k) The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Notes, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Section 1002. Par Call. Any time on or after the 2026 Par Call Date with respect to the 2026 Notes, the 2028 Par Call Date with respect to the 2028 Notes, the 2030 Par Call Date with respect to the 2030 Notes, the 2033 Par Call Date with respect to the 2033 Notes, the 2043 Par Call Date with respect to the 2043 Notes, the 2053 Par Call Date with respect to the 2053 Notes or the 2063 Par Call Date with respect to the 2063 Notes, the Issuer may redeem the applicable series of Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest on the Notes being redeemed to, but excluding, such Redemption Date.

Section 1003. Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Singapore (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 16, 2023, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay Additional Amounts (as defined herein) as described under Article Fourteen with respect to any series of the Notes, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Notes of such applicable series at a Redemption Price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Notes to, but excluding, the date of redemption. Following a substitution of the Issuer by the Parent Guarantor pursuant to Section 6.05 of the Indenture (or Section 1103 with respect to the 2033 Notes and 2053 Notes following a Special Mandatory Redemption), this Section 1003 will cease to apply.

Section 1004. No Sinking Fund. None of the Notes are entitled to the benefit of any sinking fund.

ARTICLE ELEVEN

SPECIAL MANDATORY REDEMPTION

Section 1101. If (i) the Merger (as defined herein) is not consummated on or before the later of (x) September 19, 2024 and (y) the date that is five Business Days after any later date to which Seagen (as defined herein) and the Parent Guarantor may agree to extend the “Outside Date” in the Merger Agreement (as defined herein) (the “Special Mandatory Redemption End Date”) or (ii) the Issuer notifies the Trustee that the Parent Guarantor will not pursue consummation of the Merger (any such event, a “Special Mandatory Redemption Event”), then the Issuer will redeem all of the outstanding 2025 Notes, 2026 Notes, 2028 Notes, 2030 Notes, 2043 Notes and 2063 Notes (the “Special Mandatory Redemption”) at a Redemption Price equal to 101% of the aggregate principal amount of such series of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of Holders of such series of the Notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption

Date) (the “Special Mandatory Redemption Price”). Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Section 1102. In the event that the Issuer becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than 10 Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth Business Day following the date of such notice unless some longer minimum period may be required by DTC (or any successor depositary) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes. The Trustee will then reasonably promptly, mail or electronically deliver (or otherwise transmit in accordance with DTC’s (or any sucessor depositary’s) procedures), such notice of Special Mandatory Redemption to each registered Holder of Notes.

Section 1103. On or before the Special Mandatory Redemption Date, the Issuer will pay to the Paying Agent for payment to each Holder of the Notes of the applicable series the applicable Special Mandatory Redemption Price for such Holder’s Notes.

Section 1104. On or promptly following the Special Mandatory Redemption Date, the Issuer and the Parent Guarantor shall, without consent of any Holder of the 2033 Notes or 2053 Notes, arrange for and cause the substitution of the Issuer as the principal obligor by the Parent Guarantor in respect of each of the 2033 Notes and 2053 Notes. To effect such substitution, the Parent Guarantor shall execute an indenture supplemental to the Indenture in which it agrees to be bound by the terms of the Indenture and the 2033 Notes and 2053 Notes, as applicable as fully as if the Parent Guarantor had been named in the Indenture and on the 2033 Notes and 2053 Notes in place of the Issuer. The substitution of the Issuer by the Parent Guarantor in respect of the 2033 Notes and 2053 Notes, respectively, pursuant to this Section 1104 shall be deemed to also be a substitution pursuant to Section 6.05 of the Indenture with respect to the 2033 Notes and the 2053 Notes.

Section 1105. Upon the consummation of the Merger, the this Article Eleven will cease to apply. For the purposes of the foregoing, the Merger will be deemed consummated if the closing under the Merger Agreement occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Parent Guarantor.

Section 1106. For purposes of this Article Eleven, the following definitions apply:

“Merger” means the proposed acquisition of Seagen by the Parent Guarantor, pursuant to the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger, dated March 12, 2023, and as amended on May 12, 2023, by and among the Parent Guarantor, Seagen and Aris Merger Sub, Inc., a wholly owned subsidiary of the Parent Guarantor, as may be amended or modified or any provision thereof waived.

“Seagen” means Seagen Inc.

ARTICLE TWELVE

FORM OF NOTES

Section 1201. Form of 2025 Note. The 2025 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 1202. Form of 2026 Note. The 2026 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 1203. Form of 2028 Note. The 2028 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

Section 1204. Form of 2030 Note. The 2030 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit D hereto.

Section 1205. Form of 2033 Note. The 2033 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit E hereto.

Section 1206. Form of 2043 Note. The 2043 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit F hereto.

Section 1207. Form of 2053 Note. The 2053 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit G hereto.

Section 1208. Form of 2063 Note. The 2063 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit H hereto.

ARTICLE THIRTEEN

ORIGINAL ISSUE AMOUNT OF NOTES

Section 1301. Original Issue Amount of the 2025 Notes. 2025 Notes in the aggregate principal amount of $3,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Issuer Order, authenticate and deliver said 2025 Notes as provided in said Issuer Order.

Section 1302. Original Issue Amount of the 2026 Notes. 2026 Notes in the aggregate principal amount of $3,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Issuer Order, authenticate and deliver said 2026 Notes as provided in said Issuer Order.

Section 1303. Original Issue Amount of the 2028 Notes. 2028 Notes in the aggregate principal amount of $4,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Issuer Order, authenticate and deliver said 2028 Notes as provided in said Issuer Order.

Section 1304. Original Issue Amount of the 2030 Notes. 2030 Notes in the aggregate principal amount of $3,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Issuer Order, authenticate and deliver said 2030 Notes as provided in said Issuer Order.

Section 1305. Original Issue Amount of the 2033 Notes. 2033 Notes in the aggregate principal amount of $5,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Issuer Order, authenticate and deliver said 2033 Notes as provided in said Issuer Order.

Section 1306. Original Issue Amount of the 2043 Notes. 2043 Notes in the aggregate principal amount of $3,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Issuer Order, authenticate and deliver said 2043 Notes as provided in said Issuer Order.

Section 1307. Original Issue Amount of the 2053 Notes. 2053 Notes in the aggregate principal amount of $6,000,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Issuer Order, authenticate and deliver said 2053 Notes as provided in said Issuer Order.

Section 1308. Original Issue Amount of the 2063 Notes. 2063 Notes in the aggregate principal amount of $4,000,000,000 may, upon execution of this First

Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Issuer Order, authenticate and deliver said 2063 Notes as provided in said Issuer Order.

ARTICLE FOURTEEN

PAYMENT OF ADDITIONAL AMOUNTS

Section 1401. Payment of Additional Amounts. All payments in respect of the Notes will be made by or on behalf of the Issuer without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature, imposed or levied by Singapore or any taxing authority thereof or therein (such witholding or deduction the “Additional Amounts”), unless such withholding or deduction is required by law. If such withholding or deduction is required by law, the Issuer will, subject to timely compliance by the Holders or beneficial owners of the relevant Notes with any relevant administrative requirements, pay or cause to be paid to a Holder or beneficial owner such Additional Amounts on the Notes as are necessary in order that the net payment of the principal of, and premium or redemption price, if any, and interest on, such Notes to such Holder or beneficial owner, after such withholding or deduction (including any withholding or deduction on such Additional Amounts), will not be less than the amount provided in such Notes to be then due and payable had no such withholding or deduction been required; provided, however, that the foregoing obligation to pay Additional Amounts will not apply:

(a) to any present or future taxes which would not have been so imposed, assessed, levied or collected but for the fact that the Holder or beneficial owner of the relevant Note has or had some connection with Singapore or any other jurisdiction, including that the Holder or beneficial owner is or has been a domiciliary, national or resident of, engages or has been engaged in a trade or business, is or has been organized under, maintains or has maintained an office, a branch subject to taxation, or a permanent establishment, or is or has been physically present in Singapore or any other jurisdiction, or otherwise has or has had some connection with Singapore or any other jurisdiction, other than solely the holding or ownership of a Note, or the collection of principal of, premium, if any, and interest on, or the enforcement of, a Note;

(b) to any present or future taxes which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, the relevant Note was presented more than thirty days after the date such payment became due or was provided for, whichever is later;

(c) to any present or future taxes which are payable otherwise than by deduction or withholding on or in respect of the relevant Note;

(d) to any present or future taxes which would not have been so imposed, assessed, levied or collected but for the failure to comply, on a sufficiently timely basis, with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with Singapore or any other jurisdiction of the Holder or beneficial owner of the relevant Note, if such compliance is required by a statute or regulation or administrative practice of Singapore, the other jurisdiction or any other relevant jurisdiction, or by a relevant treaty, as a condition to relief or exemption from such taxes;

(e) to any present or future taxes (1) which would not have been so imposed, assessed, levied or collected if the beneficial owner of the relevant Note had been the Holder of such Note, or (2) which, if the beneficial owner of such Note had held the Note as the Holder of such Note, would have been excluded pursuant to any one or combination of clauses (a) through (d) above;

(f) to any capital gain, estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(g) to any withholding or deduction that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code and related Treasury regulations and pronouncements or any successor provisions thereto (that are substantively comparable and not materially more onerous to comply with) and any regulations or official law, agreement or interpretations thereof in any jurisdiction implementing an intergovernmental approach thereto; or

(h) in the case of any combination of the above listed items.

Following a substitution of the Issuer by the Parent Guarantor pursuant to Section 6.05 of the Indenture (or Section 1103 with respect to the 2033 Notes and the 2053 Notes following a Special Mandatory Redemption), this Section 1401 will cease to apply.

Section 1402. General. Except as specifically provided under this Article Fourteen the Issuer will not be required to make any payment for any tax, duty, assessment or governmental charge of whatever nature imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

ARTICLE FIFTEEN

MISCELLANEOUS

Section 1501. Ratification of Indenture. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 1502. Trustee Not Responsible for Recitals. The recitals and statements herein contained are made by the Issuer and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

Section 1503. Governing Law. This First Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 1504. Separability. In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 1505. Counterparts. This First Supplemental Indenture, and each of the other documents executed on the date hereof in connection with this First Supplemental Indenture and the authentication and delivery of the Notes, may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture, such other documents and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this First Supplemental Indenture and such other documents as to the parties hereto and may be used in lieu of the original First Supplemental Indenture and such other documents for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 1506. Trust Indenture Act. This First Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. If any provision in this First Supplemental Indenture limits, qualifies or conflicts with another provision of hereof which is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

Section 1507. Signatures. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this First Supplemental Indenture or any document to be signed in connection with this First Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 1508. Tax Treatment. The Parent Guarantor and the Issuer agree to treat, solely for U.S. federal (and applicable U.S. state and local) income tax purposes, the Parent Guarantor as the obligor of each series of Notes. Furthermore, the Parent

Guarantor or the Issuer (as the case may be) shall not take a position inconsistent with such treatment on a U.S. federal (or applicable U.S. state and local) tax return or tax proceeding, in either case, unless required by applicable law.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

PFIZER INVESTMENT ENTERPRISES PTE. LTD., as Issuer

By:	/s/ Brian James Mc Mahon
Name: Brian James Mc Mahon
Title: Director

PFIZER INC., as Parent Guarantor

By:	/s/ Brian Byala
Name: Brian Byala
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Name: Stacey B. Poindexter
Title: Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

FORM OF 2025 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 716973 AA0

Pfizer Investment Enterprises Pte. Ltd.

4.650% NOTES DUE 2025

No. __	$____________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Investment Enterprises Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of _____________ ($_____________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2025 and to pay interest thereon from May 19, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 19 and November 19 in each year, commencing November 19, 2023, at the rate of 4.650% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 or November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: ____________, 20__
PFIZER INVESTMENT ENTERPRISES PTE. LTD.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication: ____________	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2023, as supplemented by a First Supplemental Indenture, dated as of May 19, 2023 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $3,000,000,000.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole or in part, at any time and from time to time, prior to the Stated Maturity of the Securities (the date of any such redemption a “Redemption Date”), at a redemption price (a “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(b) 100% of the principal amount of the Securities to be redeemed on the relevant Redemption Date,

plus, in each of the cases of (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Stated Maturity of the Securities (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Stated Maturity of the Securities on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 is no longer published, the Issuer shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Stated Maturity of the Securities, as applicable. If there is no United States Treasury security maturing on the Stated Maturity of the Securities but there are two or more United States Treasury securities with a maturity date equally distant from the Stated Maturity of the Securities, one with a maturity date preceding the Stated Maturity of the Securities and one with a maturity date following the Stated Maturity of the Securities, the Issuer shall select the United States Treasury security with a maturity date preceding the Stated Maturity of the Securities. If there are two or more United States Treasury securities maturing on the Stated Maturity of the Securities or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s (or any successor depositary’s) procedures) 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth herein, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Singapore (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 16, 2023, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay additional amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to holders, redeem, in whole, but not in part, the Securities at a Redemption Price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on such Securities to, but excluding, the date of redemption.

Special Mandatory Redemption. The Securities are subject to a Special Mandatory Redemption as provided in Article Eleven of the First Supplemental Indenture.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the

Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

FORM OF 2026 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 716973 AB8

Pfizer Investment Enterprises Pte. Ltd.

4.450% NOTES DUE 2026

No. __	$___________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Investment Enterprises Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of _____________ ($_____________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2026 and to pay interest thereon from May 19, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 19 and November 19 in each year, commencing November 19, 2023, at the rate of 4.450% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 or November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: ____________, 20__
PFIZER INVESTMENT ENTERPRISES PTE. LTD.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication: ____________	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2023, as supplemented by a First Supplemental Indenture, dated as of May 19, 2023 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $3,000,000,000.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole or in part, at any time and from time to time, prior to April 19, 2026 (one month prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (a “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities discounted to the Redemption Date (assuming such Securities mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(b) 100% of the principal amount of the Securities to be redeemed on the relevant Redemption Date,

plus, in each of the cases of (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 is no longer published, the Issuer shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s (or any successor depositary’s) procedures) 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth herein, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Singapore (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 16, 2023, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay additional amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to holders, redeem, in whole, but not in part, the

Securities at a Redemption Price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on such Securities to, but excluding, the date of redemption.

Special Mandatory Redemption. The Securities are subject to a Special Mandatory Redemption as provided in Article Eleven of the First Supplemental Indenture.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

FORM OF 2028 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 716973 AC6

Pfizer Investment Enterprises Pte. Ltd.

4.450% NOTES DUE 2028

No. __	$___________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Investment Enterprises Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of _____________ ($_____________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2028 and to pay interest thereon from May 19, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 19 and November 19 in each year, commencing November 19, 2023, at the rate of 4.450% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 or November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: ____________, 20__
PFIZER INVESTMENT ENTERPRISES PTE. LTD.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication: ____________	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2023, as supplemented by a First Supplemental Indenture, dated as of May 19, 2023 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $4,000,000,000.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole or in part, at any time and from time to time, prior to April 19, 2028 (one month prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (a “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities discounted to the Redemption Date (assuming such Securities mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(b) 100% of the principal amount of the Securities to be redeemed on the relevant Redemption Date,

plus, in each of the cases of (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 is no longer published, the Issuer shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s (or any successor depositary’s) procedures) 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth herein, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Singapore (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 16, 2023, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay additional amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to holders, redeem, in whole, but not in part, the

Securities at a Redemption Price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on such Securities to, but excluding, the date of redemption.

Special Mandatory Redemption. The Securities are subject to a Special Mandatory Redemption as provided in Article Eleven of the First Supplemental Indenture.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT D

FORM OF 2030 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 716973 AD4

Pfizer Investment Enterprises Pte. Ltd.

4.650% NOTES DUE 2030

No. __	$___________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Investment Enterprises Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of _____________ ($_____________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2030 and to pay interest thereon from May 19, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 19 and November 19 in each year, commencing November 19, 2023, at the rate of 4.650% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 or November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: ____________, 20__
PFIZER INVESTMENT ENTERPRISES PTE. LTD.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication: ____________	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2023, as supplemented by a First Supplemental Indenture, dated as of May 19, 2023 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $3,000,000,000.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole or in part, at any time and from time to time, prior to March 19, 2030 (two months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (a “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities discounted to the Redemption Date (assuming such Securities mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(b) 100% of the principal amount of the Securities to be redeemed on the relevant Redemption Date,

plus, in each of the cases of (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 is no longer published, the Issuer shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s (or any successor depositary’s) procedures) 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth herein, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Singapore (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 16, 2023, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay additional amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to holders, redeem, in whole, but not in part, the

Securities at a Redemption Price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on such Securities to, but excluding, the date of redemption.

Special Mandatory Redemption. The Securities are subject to a Special Mandatory Redemption as provided in Article Eleven of the First Supplemental Indenture.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT E

FORM OF 2033 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 716973 AE2

Pfizer Investment Enterprises Pte. Ltd.

4.750% NOTES DUE 2033

No. __	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Investment Enterprises Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of                          ($                        ), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2033 and to pay interest thereon from May 19, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 19 and November 19 in each year, commencing November 19, 2023, at the rate of 4.750% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 or November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: ____________, 20__
PFIZER INVESTMENT ENTERPRISES PTE. LTD.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2023, as supplemented by a First Supplemental Indenture, dated as of May 19, 2023 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $5,000,000,000.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole or in part, at any time and from time to time, prior to February 19, 2033 (three months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (a “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities discounted to the Redemption Date (assuming such Securities mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(b) 100% of the principal amount of the Securities to be redeemed on the relevant Redemption Date,

plus, in each of the cases of (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 is no longer published, the Issuer shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s (or any successor depositary’s) procedures) 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth herein, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Singapore (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 16, 2023, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay additional amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to holders, redeem, in whole, but not in part, the

Securities at a Redemption Price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on such Securities to, but excluding, the date of redemption.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT F

FORM OF 2043 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 716973 AF9

Pfizer Investment Enterprises Pte. Ltd.

5.110% NOTES DUE 2043

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Investment Enterprises Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of                          ($                        ), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2043 and to pay interest thereon from May 19, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 19 and November 19 in each year, commencing November 19, 2023, at the rate of 5.110% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 or November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: ____________, 20__
PFIZER INVESTMENT ENTERPRISES PTE. LTD.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2023, as supplemented by a First Supplemental Indenture, dated as of May 19, 2023 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $3,000,000,000.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole or in part, at any time and from time to time, prior to November 19, 2042 (six months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (a “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities discounted to the Redemption Date (assuming such Securities mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(b) 100% of the principal amount of the Securities to be redeemed on the relevant Redemption Date,

plus, in each of the cases of (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 is no longer published, the Issuer shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s (or any successor depositary’s) procedures) 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth herein, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Singapore (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 16, 2023, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay additional amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to holders, redeem, in whole, but not in part, the

Securities at a Redemption Price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on such Securities to, but excluding, the date of redemption.

Special Mandatory Redemption. The Securities are subject to a Special Mandatory Redemption as provided in Article Eleven of the First Supplemental Indenture.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT G

FORM OF 2053 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 716973 AG7

Pfizer Investment Enterprises Pte. Ltd.

5.300% NOTES DUE 2053

No.	$____________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Investment Enterprises Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of _____________ ($_____________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2053 and to pay interest thereon from May 19, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 19 and November 19 in each year, commencing November 19, 2023, at the rate of 5.300% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 or November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: ____________, 20__
PFIZER INVESTMENT ENTERPRISES PTE. LTD.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication: ____________	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2023, as supplemented by a First Supplemental Indenture, dated as of May 19, 2023 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $6,000,000,000.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole or in part, at any time and from time to time, prior to November 19, 2052 (six months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (a “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities discounted to the Redemption Date (assuming such Securities mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(b) 100% of the principal amount of the Securities to be redeemed on the relevant Redemption Date,

plus, in each of the cases of (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 is no longer published, the Issuer shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s (or any successor depositary’s) procedures) 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth herein, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Singapore (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 16, 2023, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay additional amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to holders, redeem, in whole, but not in part, the

Securities at a Redemption Price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on such Securities to, but excluding, the date of redemption.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT H

FORM OF 2063 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 716973 AH5

Pfizer Investment Enterprises Pte. Ltd.

5.340% NOTES DUE 2063

No.	$___________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Investment Enterprises Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of _____________ ($_____________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on May 19, 2063 and to pay interest thereon from May 19, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 19 and November 19 in each year, commencing November 19, 2023, at the rate of 5.340% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 or November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: ____________, 20__
PFIZER INVESTMENT ENTERPRISES PTE. LTD.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication: ____________	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2023, as supplemented by a First Supplemental Indenture, dated as of May 19, 2023 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $4,000,000,000.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole or in part, at any time and from time to time, prior to November 19, 2062 (six months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (a “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities discounted to the Redemption Date (assuming such Securities mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (y) interest accrued to, but excluding, the date of redemption, and

(b) 100% of the principal amount of the Securities to be redeemed on the relevant Redemption Date,

plus, in each of the cases of (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, buAprt excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 is no longer published, the Issuer shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with DTC’s (or any successor depositary’s) procedures) 10 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed. Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth herein, the Securities will not be redeemable by the Issuer prior to maturity and will not be entitled to the benefit of any sinking fund.

Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Singapore (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 16, 2023, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, will become obligated to pay additional amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to holders, redeem, in whole, but not in part, the

Securities at a Redemption Price equal to 100% of the principal amount, together with accrued and unpaid interest (including any additional amounts) on such Securities to, but excluding, the date of redemption.

Special Mandatory Redemption. The Securities are subject to a Special Mandatory Redemption as provided in Article Eleven of the First Supplemental Indenture.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Issuer, the Parent Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Issuer or the Parent Guarantor with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

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